                                                                    EXHIBIT 4.9

                           FORM OF DEBT WARRANT AGREEMENT







                                SARA LEE CORPORATION

                                        and

                               ____________________,

                                  As Warrant Agent

                                     __________

                                 WARRANT AGREEMENT

                        Dated as of _____________ ___, 20__

                                     __________


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                                 TABLE OF CONTENTS

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                                                                          PAGE
                                                                          ----
                                     ARTICLE I
                      ISSUANCE, EXECUTION AND COUNTERSIGNATURE
Section 1.01 Issuance of Warrant Certificates. . . . . . . . . . . . . . .   1
Section 1.02 Form of Warrant Certificates. . . . . . . . . . . . . . . . .   1
Section 1.03 Execution and Countersignature of Warrant Certificates. . . .   1
Section 1.04 Temporary Warrant Certificates. . . . . . . . . . . . . . . .   3
Section 1.05 Payment of Taxes. . . . . . . . . . . . . . . . . . . . . . .   3
Section 1.06 Definition of Holder. . . . . . . . . . . . . . . . . . . . .   3

                                     ARTICLE II
                  WARRANT PRICE, DURATION AND EXERCISE OF WARRANTS

Section 2.01 Warrant Price*. . . . . . . . . . . . . . . . . . . . . . . .   4
Section 2.02 Duration of Warrants. . . . . . . . . . . . . . . . . . . . .   4
Section 2.03 Exercise of Warrants. . . . . . . . . . . . . . . . . . . . .   5

                                   ARTICLE III
               [REGISTRATION;] EXCHANGE, TRANSFER AND SUBSTITUTION OF
                                WARRANT CERTIFICATES

Section 3.01 [Registration;] Exchange [and Transfer] of Warrant Certificates 6
Section 3.02 Mutilated, Destroyed, Lost or Stolen Warrant Certificates . .   7
Section 3.03 Persons Deemed Owners . . . . . . . . . . . . . . . . . . . .   8
Section 3.04 Cancellation of Warrant Certificates. . . . . . . . . . . . .   8

                                     ARTICLE IV
                  OTHER PROVISIONS RELATING TO RIGHTS OF HOLDERS
                              OF WARRANT CERTIFICATES

Section 4.01 No Rights as Holders of Warrant Debt Securities Conferred
               by Warrants or Warrant Certificates . . . . . . . . . . . .   9
Section 4.02 Holder of Warrant Certificate May Enforce Rights. . . . . . .   9

                                     ARTICLE V
                            CONCERNING THE WARRANT AGENT

Section 5.01 Warrant Agent . . . . . . . . . . . . . . . . . . . . . . . .   9
Section 5.02 Conditions of Warrant Agent's Obligations . . . . . . . . . .   9
Section 5.03 Resignation, Removal and Appointment of Successor . . . . . .  12
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
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                                    ARTICLE VI
                                   MISCELLANEOUS

Section 6.01 Consolidations and Mergers of the Company and Sales, Leases
               and Conveyances Permitted Subject to Certain Conditions . .  13
Section 6.02 Rights and Duties of Successor Corporation. . . . . . . . . .  14
Section 6.03 Amendment . . . . . . . . . . . . . . . . . . . . . . . . . .  14
Section 6.04 Notices and Demands to the Company and Warrant Agent. . . . .  15
Section 6.05 Addresses . . . . . . . . . . . . . . . . . . . . . . . . . .  15
Section 6.06 Governing Law . . . . . . . . . . . . . . . . . . . . . . . .  15
Section 6.07 Delivery of Prospectus. . . . . . . . . . . . . . . . . . . .  15
Section 6.08 Obtaining of Governmental Approvals . . . . . . . . . . . . .  15
Section 6.09 Persons Having Rights under Warrant Agreement . . . . . . . .  16
Section 6.10 Headings. . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Section 6.11 Counterparts. . . . . . . . . . . . . . . . . . . . . . . . .  16
Section 6.12 Inspection of Agreement . . . . . . . . . . . . . . . . . . .  16

       THIS WARRANT AGREEMENT, dated as of __________, 20__, between Sara Lee Corporation, a corporation duly organized and existing under the laws of the State of Maryland (the "COMPANY") and _______________, a [corporation] [national banking association] organized and existing under the laws of _______________, as Warrant Agent (herein called the "WARRANT AGENT").

       WHEREAS, the Company has entered into an Indenture dated as of __________, 20__ (the "INDENTURE"), with _______________, a _______________
corporation, as trustee (such trustee, and any successors to such trustee, herein called the "TRUSTEE"), providing for the issuance from time to time of its unsecured and unsubordinated debentures, notes or other evidences of senior indebtedness, to be issued in one or more series as provided in the Indenture;

       WHEREAS, the Company proposes to sell [IF OFFERED DEBT SECURITIES AND WARRANTS -- [TITLE OF DEBT SECURITIES BEING OFFERED] (the "OFFERED DEBT SECURITIES") with] warrant certificates (such warrant certificates and other warrant certificates issued pursuant to this Agreement herein called the "WARRANT CERTIFICATES") evidencing one or more warrants (the "WARRANTS" or, individually, a "WARRANT") representing the right to purchase [TITLE OF DEBT SECURITIES PURCHASABLE THROUGH EXERCISE OF WARRANTS] (the "WARRANT DEBT SECURITIES"); and

       WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, exchange, exercise and replacement of the Warrant Certificates, and in this Agreement wishes to set forth, among other things, the form and provisions of the Warrant Certificates and the terms and conditions on which they may be issued, exchanged, exercised and replaced;

       NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                                     ARTICLE I

                      ISSUANCE, EXECUTION AND COUNTERSIGNATURE
                              OF WARRANT CERTIFICATES

       Section 1.01 ISSUANCE OF WARRANT CERTIFICATES. [If Warrants alone --Upon issuance, each Warrant Certificate shall evidence one or more Warrants.] [IF OFFERED DEBT SECURITIES AND WARRANTS -- Warrant Certificates shall be [initially] issued in units with the Offered Debt Securities and shall [not] be separately transferable [before __________, 20__ (the "DETACHABLE DATE")]. Each Warrant Certificate included in each such unit shall evidence an aggregate of _____ Warrants for each $_______ principal amount of Offered Debt Securities included in such unit.] Each Warrant evidenced thereby shall represent the right, subject to the provisions contained herein and therein, to purchase Warrant Debt Securities in the aggregate principal amount of $_______.

       Section 1.02 FORM OF WARRANT CERTIFICATES. The Warrant Certificates (including the Form[s] of Exercise [and Assignment] to be set forth on the reverse thereof) shall be in substantially the form set forth in EXHIBIT A hereto, shall be printed, lithographed or engraved on steel engraved borders (or in any other manner determined by the officers executing such Warrant Certificates, as evidenced by their execution of such Warrant Certificates) and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which the Warrant Certificates may be listed or as may, consistently herewith, be determined by the officers executing such Warrant Certificates, as evidenced by their execution of the Warrant Certificates.

       Section 1.03 EXECUTION AND COUNTERSIGNATURE OF WARRANT CERTIFICATES. The Warrant Certificates shall be executed on behalf of the Company by its Chairman of the Board, President, Chief Financial Officer or Treasurer under its corporate seal reproduced thereon and attested by its Secretary or any Assistant Secretary. The signature of any of these officers on the Warrant Certificates may be manual or facsimile.

       Warrant Certificates evidencing the right to purchase an aggregate principal amount not exceeding $_______ of Warrant Debt Securities (except as provided in Sections 1.04, 2.03(c), 3.01 and 3.02) may be executed by the Company and delivered to the Warrant Agent upon the execution of this Warrant

Agreement or from time to time thereafter. The Warrant Agent shall, upon receipt of Warrant Certificates duly executed on behalf of the Company, authenticate Warrant Certificates evidencing Warrants representing the right to purchase up to $_______ aggregate principal amount of Warrant Debt Securities and shall deliver such Warrant Certificates to or upon the order of the Company. Subsequent to such original issuance of the Warrant Certificates, the Warrant Agent shall authenticate a Warrant Certificate only if the Warrant Certificate is issued in exchange or substitution for one or more previously authenticated Warrant Certificates [IF REGISTERED WARRANTS -- or in connection with their transfer], as hereinafter provided.

       Each Warrant Certificate shall be dated the date of its authentication by the Warrant Agent.

       No Warrant Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Warrant Certificate has been authenticated by the Warrant Agent. Such authentication by the Warrant Agent of any Warrant Certificate executed by the Company shall be conclusive evidence, and the only evidence, that the Warrant Certificate so authenticated has been duly issued hereunder.

       Warrant Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Warrant Certificates or did not hold such offices at the date of such Warrant Certificates.

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       Section 1.04  TEMPORARY WARRANT CERTIFICATES.  Pending the preparation of definitive Warrant Certificates, the Company may execute, and upon the order of the Company the Warrant Agent shall authenticate and deliver, temporary Warrant Certificates which are printed, lithographed, typewritten, mimeographed or otherwise produced substantially of the tenor of the definitive Warrant Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Warrant Certificates may determine, as evidenced by their execution of such Warrant Certificates.

       If temporary Warrant Certificates are issued, the Company will cause definitive Warrant Certificates to be prepared without unreasonable delay. After the preparation of definitive Warrant Certificates, the temporary Warrant Certificates shall be exchangeable for definitive Warrant Certificates upon surrender of the temporary Warrant Certificates at the corporate trust office of the Warrant Agent [or _______________], without charge to the Holder (as defined in Section 1.06 below). Upon surrender for cancellation of any one or more temporary Warrant Certificates the Company shall execute and the Warrant Agent shall authenticate and deliver in exchange therefor definitive Warrant Certificates representing the same aggregate number of Warrants. Until so exchanged, the temporary Warrant Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Warrant Certificates.

       Section 1.05 PAYMENT OF TAXES. The Company will pay all stamp taxes and other duties, if any, to which, under the laws of the United States of America or any State or political subdivision thereof, this Agreement or the original issuance of the Warrant Certificates may be subject.

       Section 1.06 DEFINITION OF HOLDER. The term "Holder" as used herein shall mean [If OFFERED DEBT SECURITIES AND WARRANTS WHICH ARE NOT IMMEDIATELY DETACHABLE --, prior to the Detachable Date, the [bearer] [registered owner] of the Offered Debt Security to which such Warrant Certificate was initially attached, and, after such Detachable Date,] [the bearer of such Warrant Certificate] [the person in whose name at the time such Warrant Certificate shall be registered upon the books to be maintained by the Warrant Agent for that purpose pursuant to Section 3.01]. [IF OFFERED DEBT SECURITIES AND WARRANTS WHICH ARE NOT IMMEDIATELY DETACHABLE -- Prior to the Detachable Date, the Company will, or will cause the registrar of the Offered Debt Securities to make available to the Warrant Agent current information as to Holders of the Offered Debt Securities.]

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                                     ARTICLE II

                  WARRANT PRICE, DURATION AND EXERCISE OF WARRANTS

       Section 2.01 WARRANT PRICE (*). During the period from __________, 20__ through and including __________, 20__ each Warrant shall entitle the Holder thereof, subject to the provisions of this Agreement, to purchase from the Company the principal amount of Warrant Debt Securities stated in the Warrant Certificate at the exercise price of ___% of the principal amount thereof [plus accrued amortization, if any, of the original issue discount of the Warrant Debt Securities] [plus accrued interest, if any, from and including the most recent date to which interest shall have been paid on the Warrant Debt Securities or, if no interest shall have been paid on the Warrant Debt Securities, from and including __________, 20__]. During the period from and including __________, 20__ through and including __________, 20__, each Warrant shall entitle the Holder thereof, subject to the provisions of this Agreement, to purchase from the Company the principal amount of Warrant Debt Securities stated in the Warrant Certificate at the exercise price of ___% of the principal amount thereof [plus accrued amortization, if any, of the original issue discount of the Warrant Debt Securities] [plus accrued interest, if any, from and including the most recent date to which interest shall have been paid on the Warrant Debt Securities or, if no interest shall have been paid on the Warrant Debt Securities, from and including __________, 20__]. [In each case, the original issue discount ($_______ for each $1,000 principal amount of Warrant Debt Securities) will be amortized at a ___% annual rate, computed on a[n] [semi-]annual basis [using a 360-day year consisting of twelve 30-day months].] Such exercise price of each Warrant is referred to in this Agreement as the "EXERCISE PRICE."

       Section 2.02 DURATION OF WARRANTS. Any Warrant evidenced by a Warrant Certificate may be exercised at any time, as specified herein, on or after [the date thereof] [_______________, 20__] and at or before the close of business, New York City time, on _______________, 20__ (the "EXPIRATION DATE"). Each Warrant not exercised at or before the close of business, New York City time, on the Expiration Date shall become void, and all rights of the Holder of the Warrant Certificate evidencing such Warrant under this Agreement or otherwise shall cease.

____________________________

(*) Complete and modify the provisions of this Section as appropriate to reflect the exact terms of the Warrants and the Warrant Debt Securities.

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       Section 2.03  EXERCISE OF WARRANTS.  (a) During the period specified in Section 2.02, any whole number of Warrants may be exercised by surrendering the Warrant Certificate evidencing such Warrants at the place or at the places set forth in the Warrant Certificate, with the purchase form set forth in the Warrant Certificate duly executed, accompanied by payment in full, in lawful money of the United States of America, [in cash or by bank wire transfer in immediately available funds], of the Exercise Price for each Warrant exercised. The date on which payment in full of the Exercise Price for a Warrant and the duly executed and completed Warrant Certificate are received by the Warrant Agent shall be deemed to be the date on which such Warrant is exercised. The Warrant Agent shall deposit all funds received by it as payment for the exercise of Warrants to the account of the Company maintained with it for such purpose and shall advise the Company by telephone at the end of each day on which such a payment is received of the amount so deposited to its account. The Warrant Agent shall promptly confirm such telephonic advice to the Company in writing.

              (b) The Warrant Agent shall from time to time, as promptly as practicable after the exercise of any Warrants in accordance with the terms and conditions of this Agreement and the Warrant Certificates, advise the Company and the Trustee of (1) the number of Warrants so exercised, (2) the instructions of each Holder of the Warrant Certificates evidencing such Warrants with respect to delivery of the Warrant Debt Securities to which such Holder is entitled upon such exercise, and instructions of such Holder as to delivery of Warrant Certificates evidencing the balance, if any, of the Warrants remaining after such exercise, and (3) such other information as the Company or the Trustee shall reasonably require.

              (c) As soon as practicable after the exercise of any Warrants, the Company shall issue, pursuant to the Indenture, in authorized denominations, to or upon the order of the Holder of the Warrant Certificate evidencing such Warrants, the Warrant Debt Security or Warrant Debt Securities to which such Holder is entitled in [fully registered form, registered in such name or names as may be directed by such holder] [bearer form]; and, if fewer than all of the Warrants evidenced by such Warrant Certificate were exercised, the Company shall execute and an authorized officer of the Warrant Agent shall authenticate and deliver, all in accordance with Section 1.03 of this Agreement, a new Warrant Certificate evidencing the number of Warrants remaining unexercised. [Unless otherwise instructed by the Company, Warrant Debt Securities in bearer form shall be delivered to or upon the order of the Holder of such Warrant Certificate only outside the United States, its territories and possessions and all areas subject to its jurisdiction.]

              (d) The Company shall not be required to pay any stamp or other tax or other governmental charge required to be paid in connection with any transfer involved in the issuance of the Warrant Debt Securities; and in the event that any such transfer is involved, the Company shall not be required to issue or deliver any Warrant Debt Securities until such tax or other charge shall have been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

                                    ARTICLE III

                       [REGISTRATION;] EXCHANGE, TRANSFER AND
                        SUBSTITUTION OF WARRANT CERTIFICATES

       Section 3.01 [REGISTRATION;] EXCHANGE [AND TRANSFER] OF WARRANT CERTIFICATES. [IF REGISTERED WARRANTS -- The Warrant Agent shall keep, at its corporate trust office [and at __________], books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates and transfers of outstanding Warrant Certificates.]

       [IF OFFERED DEBT SECURITIES AND WARRANTS WHICH ARE NOT IMMEDIATELY DETACHABLE -- Prior to the Detachable Date, a Warrant Certificate may be exchanged or transferred only together with the Offered Debt Security to which such Warrant Certificate was initially attached, and only for the purpose of effecting, or in conjunction with, an exchange or transfer of such Offered Debt Security. Additionally, on or prior to the Detachable Date, each transfer of an Offered Debt Security [on the register of the Offered Debt Securities] shall operate also to transfer the Warrant Certificate or Certificates to which such Offered Debt Security was initially attached. After the Detachable Date, upon ] [IF OFFERED DEBT SECURITIES AND WARRANTS WHICH ARE IMMEDIATELY DETACHABLE OR IF WARRANTS ALONE -- Upon] surrender at the corporate trust office of the Warrant Agent [or __________] of Warrant Certificates properly endorsed [or accompanied by appropriate instruments of transfer] and accompanied by written instructions for exchange [or transfer], all in form satisfactory to the Company and the Warrant Agent, such Warrant Certificates may be exchanged for other Warrant Certificates [IF REGISTERED WARRANTS -- or may be transferred in whole or in part]; provided that Warrant Certificates issued in exchange for [or upon transfer of] surrendered Warrant Certificates shall evidence the same aggregate number of Warrants as the Warrant Certificates so surrendered. No service charge shall be made for any exchange [or transfer] of Warrant Certificates, but the Company may require payment of a sum sufficient to cover any stamp or other tax or governmental charge that may be imposed in connection with any such exchange [or transfer]. Whenever any Warrant Certificates are so surrendered for exchange [or transfer], the Company shall execute and an authorized officer of the Warrant Agent shall manually authenticate and deliver to the person or persons entitled thereto a Warrant Certificate or Warrant Certificates as so requested. The Warrant Agent shall not be required to effect any exchange [or transfer] which would result in the issuance of a Warrant Certificate evidencing a fraction of a Warrant or a number of full Warrants and a fraction of a Warrant. All Warrant Certificates issued upon any exchange [or transfer] of Warrant Certificates shall evidence the same obligations, and be entitled to the same benefits under this Agreement, as the Warrant Certificates surrender for such exchange [or transfer].

       Section 3.02 MUTILATED, DESTROYED, LOST OR STOLEN WARRANT CERTIFICATES. If any mutilated Warrant Certificate is surrendered to the Warrant Agent, the Company shall execute and an officer of the Warrant Agent shall authenticate and deliver in exchange therefor a new Warrant Certificate of like tenor and principal amount and bearing a number not contemporaneously outstanding. If there shall be delivered to the Company and the Warrant Agent (1) evidence to their satisfaction of the destruction, loss or theft of any Warrant Certificate and of the ownership thereof and (2) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser, the Company shall execute and upon its request an officer of the Warrant Agent shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Warrant Certificate, a new Warrant Certificate of like tenor and principal amount and bearing a number not contemporaneously outstanding. Upon the issuance of any new Warrant Certificate under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent) connected therewith. Every new Warrant Certificate issued pursuant to this Section in lieu of any destroyed, lost or stolen Warrant Certificate shall evidence an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly issued hereunder. The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Warrant Certifiates.

       Section 3.03 PERSONS DEEMED OWNERS. [IF OFFERED DEBT SECURITIES AND WARRANTS WHICH ARE NOT IMMEDIATELY DETACHABLE -- Prior to the Detachable Date, the Company, the Warrant Agent and all other persons may treat the owner of any Offered Debt Security as the owner of the Warrant Certificates initially attached thereto for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced by such Warrant Certificates, any notice to the contrary notwithstanding. After the Detachable Date,][IF REGISTERED WARRANTS -- and prior to due presentment of a Warrant Certificate for registration of transfer,] the Company, the Warrant Agent and all other persons may treat the Holder as the owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced thereby, any notice to the contrary notwithstanding.

       Section 3.04 CANCELLATION OF WARRANT CERTIFICATES. Any Warrant Certificate surrendered for exchange [, transfer] or exercise of the Warrants evidenced thereby shall, if surrendered to the Company, be delivered to the Warrant Agent, and [IF WARRANT CERTIFICATES ARE ISSUED IN BEARER FORM --, except as provided below,] all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly canceled by the Warrant Agreement and shall not be reissued and, except as expressly permitted by this Agreement, no Warrant Certificate shall be issued hereunder in lieu or in exchange thereof. [IF WARRANT CERTIFICATES ARE ISSUED IN BEARER FORM -- Warrant Certificates delivered to the Warrant Agent in exchange for Warrant Certificates of other denominations may be retained by the Warrant Agent for reissue as authorized hereunder.] The Company may at any time deliver to the Warrant Agent for cancellation any Warrant Certificates previously issued hereunder which the Company may have acquired in any manner whatsoever, and all Warrant Certificates so delivered shall be promptly canceled by the Warrant Agent. All canceled Warrant Certificates held by the Warrant Agent shall be destroyed by it unless by written order the Company requests their return to it.

                                     ARTICLE IV

                        OTHER PROVISIONS RELATING TO RIGHTS
                         OF HOLDERS OF WARRANT CERTIFICATES

       Section 4.01 NO RIGHTS AS HOLDERS OF WARRANT DEBT SECURITIES CONFERRED BY WARRANTS OR WARRANT CERTIFICATES. No Warrant Certificate or Warrant evidenced thereby shall entitle the Holder thereof to any of the rights of a Holder of the Warrant Debt Securities, including, without limitation, the right to receive the payment of principal of (or premium, if any) or interest, if any, on the Warrant Debt Securities or to enforce any of the covenants in the Indenture.

       Section 4.02 HOLDER OF WARRANT CERTIFICATE MAY ENFORCE RIGHTS. Notwithstanding any of the provisions of this Agreement, any Holder of any Warrant Certificate, without the consent of the Warrant Agent, the Trustee, the holder of any Warrant Debt Securities or the Holder of any other Warrant Certificate, may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce or otherwise in respect of, his right to exercise the Warrant or Warrants evidenced by his Warrant Certificate in the manner provided in the Warrant Certificates and in this Agreement.

                                     ARTICLE V

                            CONCERNING THE WARRANT AGENT

       Section 5.01 WARRANT AGENT. The Company hereby appoints _______________ as Warrant Agent of the Company in respect of the Warrants and the Warrant Certificates upon the terms and subject to the conditions herein set forth, and _______________ hereby accepts such appointment. The Warrant Agent shall have the power and authority granted to and conferred upon it in the Warrant Certificates and hereby and such further power and authority to act on behalf of the Company as the Company may hereafter grant to or confer upon it. All of the terms and provisions with respect to such power and authority contained in the Warrant Certificates are subject to and governed by the terms and provisions hereof.

       Section 5.02 CONDITIONS OF WARRANT AGENT'S OBLIGATIONS. The Warrant Agent accepts its obligations herein set forth, upon the terms and conditions hereof, including the following, to all of which the Company agrees and to all of which the rights hereunder of the Holders from time to time of the Warrant Certificates shall be subject:

              (a) COMPENSATION AND INDEMNIFICATION. The Company agrees promptly to pay the Warrant Agent the compensation to be agreed upon with the Company for all services rendered by the Warrant Agent and to reimburse the Warrant Agent for reasonable out-of-pocket expenses (including counsel fees) incurred by the Warrant Agent in connection with the services rendered hereunder by the Warrant Agent. The Company also agrees to indemnify the Warrant Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Warrant Agent, arising out of or in connection with its acting as such Warrant Agent hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance at any time of its power or duties hereunder. The obligations of the Company under this subsection (a) shall survive the exercise of the Warrant Certificates and the resignation or removal of the Warrant Agent.

              (b) AGENT OF THE COMPANY. In acting under this Warrant Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship of agency or trust for or with any of the owners or Holders of the Warrant Certificates.

              (c) COUNSEL. The Warrant Agent may consult with counsel, which may include counsel for the Company, and the written advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered, or omitted by it hereunder in good faith and in reliance thereon.

              (d) DOCUMENTS. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or omitted by it in reliance upon any Warrant Certificates, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

              (e) CERTAIN TRANSACTIONS. The Warrant Agent, any of its officers, directors and employees, or any other agent of the Company, in its individual or any other capacity, may become the owner of, or acquire any interest in, any Warrant Certificates, with the same rights that it would have if it were not such Warrant Agent, officer, director, employee or other agent, and, to the extent permitted by applicable law, it may engage or be interested in any financial or other transaction with the Company and may act on, or as depositary, trustee or agent for, any committee or body of Holders of Warrant Debt Securities or other obligations of the Company as freely as if it were not such Warrant Agent, officer, director, employee or other agent. Neither any Warrant Certificate nor this Warrant Agreement shall be deemed to prevent the Warrant Agent from acting as Trustee under the Indenture.

              (f) NO LIABILITY FOR INTEREST. The Warrant Agent shall not be under any liability for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Warrant Certificates.

              (g) NO LIABILITY FOR INVALIDITY. The Warrant Agent shall not incur any liability with respect to the validity of this Agreement or any of the Warrant Certificates.

              (h) NO RESPONSIBILITY FOR REPRESENTATIONS. The Warrant Agent shall not be responsible for any of the recitals or representations contained herein or in the Warrant Certificates (except as to the Warrant Agent's Certificate of Authentication thereon), all of which are made solely by the Company.

              (i) NO IMPLIED OBLIGATIONS. The Warrant Agent shall be obligated to perform only such duties as are herein and in the Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Warrant Certificates authenticated by the Warrant Agent and delivered by it to the Company pursuant to this Agreement or for the application by the Company of the proceeds of the Warrant Certificates or any exercise of the Warrants evidenced thereby. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the Warrant Debt Securities or in the case of the receipt of any written demand from a Holder of a Warrant Certificate with respect to such default, except as provided in Section 6.04 hereof, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or, except as provided in Section. 6.04 hereof, to make any demand upon the Company.

       Section 5.03 RESIGNATION, REMOVAL AND APPOINTMENT OF SUCCESSOR. (a) The Company agrees, for the benefit of the Holders from time to time of the Warrant Certificates, that there shall at all times be a Warrant Agent hereunder until all of the Warrant Certificates are no longer outstanding.

              (b) The Warrant Agent may at any time resign as such agent by giving written notice to the Company of such intention on its part, specifying the date on which it desires its resignation to become effective; provided that, without the consent of the Company, such date shall not be less than three months after the date on which such notice is given. The Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date on which the Company expects such removal to become effective. Such resignation or removal shall take effect upon the appointment by the Company of a successor Warrant Agent (which shall be a bank or trust company organized and doing business under the laws of The United States of America, any state thereof or the District of Columbia and authorized under such laws to exercise corporate trust powers) by an instrument in writing filed with such successor Warrant Agent and the acceptance of such appointment by such successor Warrant Agent pursuant to Section 5.03(d). In the event a successor Warrant Agent has not been appointed and accepted its duties within three months of the Warrant Agent's notice of resignation, the Warrant Agent may apply to any court of competent jurisdiction for the designation of a successor Warrant Agent. The obligation of the Company under Section 5.02(a) shall continue to the extent set forth therein notwithstanding the resignation or removal of the Warrant Agent and shall survive the termination of this Agreement.

              (c) In case at any time the Warrant Agent shall resign, or be removed, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or shall file a voluntary petition in bankruptcy or make an assignment for the benefit of its creditors or consent to the appointment of a receiver or custodian of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver or custodian of it or of all or any substantial part of its property shall be appointed, or if an order of any court shall be entered approving any petition filed by or against it under the provisions of any applicable bankruptcy or similar law, or if any public officer shall have taken charge or control of the Warrant Agent or of its property or affairs, a successor Warrant Agent, qualified as aforesaid, shall be appointed by the Company by an instrument in writing, filed with the successor Warrant Agent. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by the latter of such appointment, the Warrant Agent so superseded shall cease to be Warrant Agent hereunder.

              (d) Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent hereunder.

              (e) Any corporation into which the Warrant Agent hereunder may be merged or converted or any corporation with which the Warrant Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Warrant Agent, provided that it shall be qualified as aforesaid, shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                     ARTICLE VI

                                   MISCELLANEOUS

       Section 6.01 CONSOLIDATIONS AND MERGERS OF THE COMPANY AND SALES, LEASES AND CONVEYANCES PERMITTED SUBJECT TO CERTAIN CONDITIONS. The Company may consolidate with, or sell, lease or convey all or substantially all of its assets to, or merge with or into any other corporation, provided that in any such case, the Company shall be the continuing corporation, or the successor corporation shall be a corporation organized and existing under the laws of the United States of America or a State thereof, and such successor corporation shall expressly assume the obligations of the Company hereunder.

       Section 6.02 RIGHTS AND DUTIES OF SUCCESSOR CORPORATION. In case of any such consolidation, merger, sale, lease or conveyance and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein, and the predecessor corporation, except in the event of a lease, shall be relieved of any further obligation under this Agreement and the Warrants. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Warrant Debt Securities issuable pursuant to the terms hereof. All the Warrant Debt Securities so issued shall in all respects have the same legal rank and benefit under the Indenture as the Warrant Debt Securities theretofore or thereafter issued in accordance with the terms of this Agreement and the Indenture.

       In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Warrant Debt Securities thereafter to be issued as may be appropriate.

       Section 6.03 AMENDMENT. (a) This Agreement may be amended by the parties hereto, without the consent of the Holder of any Warrant Certificate, for the purpose of curing any ambiguity, or curing, correcting or supplementing any defective or inconsistent provision contained herein, or making such provisions in regard to matters or questions arising under this Agreement as the Company may deem necessary or desirable; provided that such action will not materially and adversely affect the interests of the Holders of the Warrant Certificates. The Warrant Agent may, but shall not be obligated to, enter into any amendment to this Agreement which affects the Warrant Agent's own rights, duties or immunities under this Agreement or otherwise.

              (b) The Company and the Warrant Agent may modify or amend this Agreement and the Warrant Certificates, with the consent of the Holders holding not fewer than a majority in number of the then outstanding unexercised Warrants affected by such modification or amendment, for any purpose; PROVIDED, HOWEVER, that no such modification or amendment that increases the Exercise Price, shortens the period of time during which the Warrants may be exercised, or otherwise materially and adversely affects the exercise rights of the Holders or reduces the percentage of the number of outstanding Warrants the consent of the Holders of which is required for modification or amendment of this Agreement or the Warrant Certificates may be made without the consent of each Holder affected thereby.

       Section 6.04 NOTICES AND DEMANDS TO THE COMPANY AND WARRANT AGENT. If the Warrant Agent shall receive any notice or demand addressed to the Company by the Holder of a Warrant Certificate pursuant to the provisions of the Warrant Certificates, the Warrant Agent shall promptly forward such notice or demand to the Company.

       Section 6.05 ADDRESSES. Any communications from the Company to the Warrant Agent with respect to this Agreement shall be addressed to _______________, Attention: _______________, and any communications from the Warrant Agent to the Company with respect to this Agreement shall be addressed to Sara Lee Corporation, _______________, Attention: _______________, with a copy to the __________ __________(or such other address as shall be specified in writing by the Warrant Agent or by the Company).

       Section 6.06 GOVERNING LAW. This Agreement and each Warrant Certificate issued hereunder shall be governed by and construed in accordance with the laws of the State of New York.

       Section 6.07 DELIVERY OF PROSPECTUS. The Company will furnish to the Warrant Agent sufficient copies of a prospectus, appropriately supplemented, relating to the Warrant Debt Securities (the "PROSPECTUS"), and the Warrant Agent agrees that, upon the exercise of any Warrant Certificate, the Warrant Agent will deliver to the person designated to receive Warrant Debt Securities, prior to or concurrently with the delivery of such Securities, a Prospectus.

       Section 6.08 OBTAINING OF GOVERNMENTAL APPROVALS. The Company will from time to time take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under United States Federal and state laws (including, without limitation, the maintenance of the effectiveness of a registration statement in respect of the Warrant Debt Securities under the Securities Act of 1933), which may be or become required in connection with the exercise of the Warrant Certificates and the original issuance and delivery of the Warrant Debt Securities.

       Section 6.09 PERSONS HAVING RIGHTS UNDER WARRANT AGREEMENT. Nothing in this Agreement expressed or implied and nothing that may be inferred from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company, the Warrant Agent and the Holders of the Warrant Certificates any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof; and all covenants, conditions, stipulations, promises and agreements in this Agreement contained shall be for the sole and exclusive benefit of the Company and the Warrant Agent and their successors and of the Holders of the Warrant Certificates.

       Section 6.10 HEADINGS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

       Section 6.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

       Section 6.12 INSPECTION OF AGREEMENT. A copy of this Agreement shall be available at all reasonable times at the principal corporate trust office of the Warrant Agent [and at __________] for inspection by the Holder of any Warrant Certificate. The Warrant Agent may require such Holder to submit his Warrant Certificate for inspection by it.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, and their respective corporate seal to be hereunto affixed and attested, all as of the day and year first above written.


                                   SARA LEE CORPORATION

                                   By___________________________

[SEAL]

Attest:

______________________________

[Assistant] Secretary

                                   [Name of Warrant Agent]

                                   ______________________________

                                   By___________________________


[SEAL]

Attest:

______________________________

[Assistant] Secretary

                                                                      EXHIBIT A

                           [FORM OF WARRANT CERTIFICATE]


                                       [FACE]

 FORM OF LEGEND IF OFFERED DEBT         [Prior to __________, this Warrant
 SECURITIES WITH WARRANTS WHICH ARE     Certificate may be exchanged [or
 NOT IMMEDIATELY DETACHABLE:            transferred] if and only if the [Title
                                        of Debt Security] to which it was
                                        initially attached is so exchanged or
                                        transferred.]

 FORM OF LEGEND IF WARRANTS ARE NOT     [Prior to _________, Warrants evidenced
 IMMEDIATELY EXERCISABLE:               by this Warrant Certificate cannot be
                                        exercised.]

                  EXERCISABLE ONLY IF COUNTERSIGNED BY THE WARRANT
                             AGENT AS PROVIDED HEREIN.

VOID AFTER THE CLOSE OF BUSINESS, NEW YORK CITY TIME, ON __________, 20__

                                SARA LEE CORPORATION

                          WARRANT CERTIFICATE REPRESENTING
                                WARRANTS TO PURCHASE
                         [TITLE OF WARRANT DEBT SECURITIES]
                                AS DESCRIBED HEREIN.

                           * * * * * * * * * * * * * * *


No.                                                        __________ Warrants

       This certifies that [the bearer is the] [__________ or registered assigns is the registered] owner of the above indicated number of Warrants, each Warrant entitling such [bearer [IF OFFERED DEBT SECURITIES WITH WARRANTS WHICH ARE NOT IMMEDIATELY DETACHABLE -- , subject to the bearer qualifying as a "Holder" of this Warrant Certificate, as hereinafter defined]] [registered owner] to purchase, at any time [after the close of business, New York City time, on __________, 20__, and] on or before the close of business, New York City time, on __________, 20__, $_______ principal amount of [Title of Warrant Debt Securities] (the "WARRANT DEBT SECURITIES") of Sara Lee Corporation (the "COMPANY"), issued or to be issued under the Indenture (as hereinafter defined), on the following basis.(*) [During the period from __________, 20__ through and including __________, 20__, each Warrant shall entitle the Holder thereof, subject to the provisions of this Agreement, to purchase from the Company the principal amount of Warrant Debt Securities stated in the Warrant Certificate at the exercise price of ___% of the principal amount thereof [plus accrued amortization, if any, of the original issue discount of the Warrant Debt Securities] [plus accrued interest, if any, from and including the most recent date to which interest shall have been paid on the Warrant Debt Securities or, if no interest shall have been paid on the Warrant Debt Securities, from and including __________, 20__]; during the period from and including __________, 20__ through and including __________, 20__, each Warrant shall entitle the Holder thereof, subject to the provisions of this Agreement, to purchase from the Company the principal amount of Warrant Debt Securities stated in the Warrant Certificate at the exercise price of ___% of the principal amount thereof [plus accrued amortization, if any, of the original issue discount of the Warrant Debt Securities] [plus accrued interest, if any, from and including the most recent date to which interest shall have been paid on the Warrant Debt Securities or, if no interest shall have been paid on the Warrant Debt Securities, from and including __________, 20__]. [In each case, the original issue discount ($_______ for each $1,000 principal amount of Warrant Debt Securities) will be amortized at a ___% annual rate, computed on a[n] [semi] -annual basis [, using a 360-day year consisting of twelve 30-day months] (the "EXERCISE PRICE"). The Holder of this Warrant Certificate may exercise the Warrants evidenced hereby, in whole or in part, by surrendering this Warrant Certificate, with the purchase form set forth hereon duly completed, accompanied by payment in full, in lawful money of the United States of America, [in cash or by bank wire transfer in immediately available funds], the Exercise Price for each Warrant exercised, to the Warrant Agent (as hereinafter defined), at the corporate trust office of [name of Warrant Agent], or

_________________________

(*)   Complete and modify the following provisions as appropriate to reflect the terms of the Warrants and the Warrant Debt Securities.

its successor as warrant agent (the "WARRANT AGENT") [or at __________,], at the addresses specified on the reverse hereof and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement (as hereinafter defined). This Warrant Certificate may be exercised only for the purchase of Warrant Debt Securities in the principal amount of [$1,000] or any integral multiple thereof.

       The term "HOLDER" as used herein shall mean [IF OFFERED DEBT SECURITIES WITH WARRANTS WHICH ARE NOT IMMEDIATELY DETACHABLE --, prior to __________, 20__ (the "DETACHABLE DATE"), the [bearer] [registered owner] of the Company's [title of Offered Debt Securities] to which such Warrant Certificate was initially attached, and after such Detachable Date,] [the bearer of such Warrant Certificate] [the person in whose name at the time such Warrant Certificate shall be registered upon the books to be maintained by the Warrant Agent for that purpose pursuant to Section 3.01].

       Any whole number of Warrants evidenced by this Warrant Certificate may be exercised to purchase Warrant Debt Securities in registered form. Upon any exercise of fewer than all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the [bearer] [registered owner] hereof a new Warrant Certificate evidencing the number of Warrants remaining unexercised.

       This Warrant Certificate is issued under and in accordance with the Warrant Agreement dated as of __________, 20__ (the "WARRANT AGREEMENT"), between the Company and the Warrant Agent and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the holder of this Warrant Certificate consents by acceptance hereof. Copies of the Warrant Agreement are on file at the above-mentioned office of the Warrant Agent [and at __________].

       The Warrant Debt Securities to be issued and delivered upon the exercise of Warrants evidenced by this Warrant Certificate will be issued under and in accordance with an Indenture, dated as of __________, 20__ (the "INDENTURE"), between the Company and __________, a __________ corporation, as trustee (such trustee, and any successors to such trustee, the "TRUSTEE") and will be subject to the terms and provisions contained in the Warrant Debt Securities and in the Indenture. Copies of the Indenture, including the form of the Warrant Debt Securities, are on file at the corporate trust office of the Trustee [and at __________].

       [IF OFFERED DEBT SECURITIES WITH WARRANTS WHICH ARE NOT IMMEDIATELY DETACHABLE--Prior to the Detachable Date, this Warrant Certificate may be exchanged or transferred only together with the [title of Offered Debt Security] (the "OFFERED DEBT SECURITY") to which this Warrant Certificate was initially attached, and only for the purpose of effecting, or in conjunction with, an exchange or transfer of such Offered Debt Security. Additionally, on or prior to the Detachable Date, each transfer of such Offered Debt Security on the register of the Offered Debt Securities shall operate also to transfer this Warrant Certificate. After the Detachable Date, this] [IF OFFERED DEBT SECURITIES WITH WARRANTS WHICH ARE IMMEDIATELY DETACHABLE OR WARRANTS ALONE--This] Warrant Certificate, and all rights hereunder, may be transferred [If bearer Warrants -- by delivery and the Company and the Warrant Agent may treat the bearer hereof as the owner for all purposes] [If registered Warrants -- when surrendered at the corporate trust office of the Warrant Agent [or __________] by the registered owner or his assigns, in person or by an attorney duly authorized in writing, in the manner and subject to the limitations provided in the Warrant Agreement.]

       [If Offered Debt Securities with Warrants which are not immediately detachable--Except as provided in the immediately preceding paragraph, after] [If Offered Debt Securities with Warrants which are immediately detachable or Warrants alone--After] authentication by the Warrant Agent and prior to the expiration of this Warrant Certificate, this Warrant Certificate may be exchanged at the corporate trust office of the Warrant Agent [or at __________] for Warrant Certificates representing the same aggregate number of Warrants.

       This Warrant Certificate shall not entitle the [bearer] [registered owner] hereof to any of the rights of a [registered] [holder] of the Warrant Debt Securities, including, without limitation, the right to receive payments of principal of (and premium, if any) or interest, if any, on the Warrant Debt Securities or to enforce any of the covenants of the Indenture.

       Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

       This Warrant Certificate shall not be valid or obligatory for any purpose until authenticated by the Warrant Agent.

       IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.


Dated:  __________, 20__

                                   SARA LEE CORPORATION

                                   By:___________________________

Attest:

_______________________________

Countersigned:

_______________________________

As Warrant Agent

By_____________________________

Authorized Signature

                      [REVERSE] [FORM OF WARRANT CERTIFICATE]


                      (Instructions for Exercise of Warrants)

       To exercise any Warrants evidenced hereby, the Holder of this Warrant Certificate must pay [in cash or by bank wire transfer in immediately available funds], the Exercise Price in full for each of the Warrants exercised, to __________, Corporate Trust Department, __________, Attn: __________ [or
__________], which payment should specify the name of the Holder of this Warrant Certificate and the number of Warrants exercised by such Holder. In addition, the Holder of this Warrant Certified should complete the information required below and present in person or mail by registered mail this Warrant Certificate to the Warrant Agent at the addresses set forth below.

                                 [FORM OF EXERCISE]

                    (To be executed upon exercise of Warrants.)

       The undersigned hereby irrevocably elects to exercise Warrants, represented by this Warrant Certificate, to purchase $_______ principal amount of the [Title of Warrant Debt Securities] (the "WARRANT DEBT SECURITIES") of Sara Lee Corporation and represents that he has tendered payment for such Warrant Debt Securities [in cash or by bank wire transfer in immediately available funds] to the order of Sara Lee Corporation, c/o __________, in the amount of $_______ in accordance with the terms hereof. The undersigned requests that said principal amount of Warrant Debt Securities be in [bearer] [fully registered] form, in the authorized denominations, [registered in such names] and delivered, all as specified in accordance with the instructions set forth below.

       If said principal amount of Warrant Debt Securities is less than all of the Warrant Debt Securities purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Warrants evidenced hereby be issued and delivered to the undersigned unless otherwise specified in the instructions below.



Dated:
                                   Name_______________________________
                                             (Please Print)

_________________________________  Address_____________________________
(Insert Social Security, Taxpayer         _____________________________
Identification or Other                   _____________________________
Identifying Number of Holder)
                                   Signature____________________________
                                   [IF REGISTERED WARRANT -- (Signature must
                                   conform in all respects to name of holder as
                                   specified on the face of this Warrant
                                   Certificate and all signatures must be
                                   guaranteed by a firm that is a member of the
                                   New York, Chicago or Pacific Stock Exchange
                                   or the National Association of Securities
                                   Dealers, Inc. or by a commercial bank or
                                   trust company having an office or
                                   correspondent in the United States which is a
                                   participant in an approved Signature
                                   Guarantee Medallion Program.)]

This Warrant may be exercised at the following  addresses:

       By hand at    ____________________
                     ____________________
                     ____________________
                     ____________________

       By mail at    ____________________
                     ____________________
                     ____________________
                     ____________________

       (Instructions as to form and delivery of Warrant
        Debt Securities and/or Warrant Certificates):

Signature Guaranteed:

___________________________

                              [IF REGISTERED WARRANT--
                                [FORM OF ASSIGNMENT]

                            (TO BE EXECUTED TO TRANSFER
                              THE WARRANT CERTIFICATE)

       FOR VALUE RECEIVED _______________ hereby sells, assigns and transfer unto
                                   Please insert social
                                   security, taxpayer
                                   identification or other
                                   identifying number

                                   ________________________

__________________________________________________________________
(Please print name and address
     including zip code)

_______________________________________________________________________________
the right represented by the within Warrant Certificate and does hereby irrevocably constitute and appoint __________, Attorney, to transfer said Warrant Certificate on the books of the Warrant Agent with full power of substitution.

Dated:

                                                _______________________________
                                                Signature
                                                (Signature must conform in all
                                                 respects to name of holder as
                                                 specified on the face of this
                                                 Warrant Certificate and all
                                                 signatures must be guaranteed
                                                 by a firm that is a member of
                                                 the New York, Chicago or
                                                 Pacific Stock Exchange or the
                                                 National Association of
                                                 Securities Dealers, Inc. or by
                                                 a commercial bank or trust
                                                 company having an office or
                                                 correspondent in the United
                                                 States which is a participant
                                                 in an approved Signature
                                                 Guarantee Medallion Program.)


Signature Guaranteed:

___________________________________

                     CERTIFICATION AS TO NON-U.S. OWNERSHIP (*)

                    [To be completed if Warrant Debt Securities
                            in bearer form are requested]

       This is to certify that as of the date hereof, the Warrant Debt Securities which are to be delivered to the undersigned in bearer form upon the exercise by the undersigned of this Warrant Certificate are not being acquired by or on behalf of, or for offer to resell or for resale to, a United States person, other than a financial institution, as defined in the Treasury Regulations under Section 165(j), that agrees to comply with the requirements of
Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended (the "CODE"), and the regulations thereunder. As used herein, "United States person" means a citizen or a resident of the United States of America, its territories, its possessions or any area subject to its jurisdiction ("UNITED STATES"), or a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States Federal income tax regardless of its source.

                                   Signature:_________________________________



















_____________________________

(*) Additional representations may be required of a dealer exercising this Warrant Certificate.

               [Form of certificate to be given by person requesting
                   delivery of bearer Warrant Debt Security upon
                                exercise of Warrant]

                                  CERTIFICATE (*)

                                SARA LEE CORPORATION

[Title of Warrant Debt Securities] Issuable Upon Exercise of Warrants ("WARRANT DEBT SECURITIES")

TO:    Sara Lee Corporation
       [Name of Warrant Agent], or
       Warrant Agent

       This certificate is submitted in connection with the exercise of the Warrant Certificate relating to the Warrant Debt Securities, by delivery to you of the Election to Purchase dated as of __________, 20__.

       The undersigned hereby certifies that as of the date hereof, the Warrant Debt Securities which are to be delivered to the undersigned in bearer form upon the exercise by the undersigned of such Warrant Certificate are not being acquired by or on behalf of, or for offer to resell or for resale to, a United States person, other than a financial institution, as defined in the Treasury Regulations under Section 165(j), that agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended (the "CODE"), and the regulations thereunder. As used herein, "United States person" means a citizen or a resident of the United States of America, its territories, its possessions or any area subject to its jurisdiction ("UNITED STATES"), or a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States Federal income tax regardless of its source.

Dated:

                                   _________________________________
                                   Person Entitled to Delivery of
                                   Warrant Debt Securities Described
                                   Herein

______________________________

(*) Additional representations may be required of a dealer exercising this Warrant Certificate.